777 South Broad Locust on the Park SouthStar Lofts Investor Presentation The Left Bank August 2018 New Aimco Philadelphia Communities SouthStar Lofts Acquired May 1, 2018

AIMCO QUICK FACTS Shareholder Goal AIMCO seeks to earn LONG-TERM RETURNS on equity that are SUPERIOR to those of the equity REIT and S&P 500 indices by investing in a portfolio of high quality multifamily communities, DIVERSIFIED by both geography and price point, whose CASH FLOWS are PREDICTABLE and RISING. 12 $54 NAV 7% 5-year 1994 Primary Markets per share AFFO CAGR Aimco IPO 133 $13B 11% 5-year 2003 Apartment Communities Gross Asset Value Share Price CAGR Added to S&P 500 (1) Represents the compounded annual return for Economic Income, calculated through Aimco’s last published NAV at 3/31/2018, which represents the annual change in Aimco NAV per share plus cash dividends per share. 2

AIMCO QUICK FACTS Consistent Growth Over Time; Better Than Peer Average (1) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA and UDR. Source for peer simple average: SNL Financial. (2) Source for peer average: Company financials. 3 (3) Aimco 2018E AFFO represents the midpoint of guidance.

LEADERSHIP TEAM Aimco benefits from a long-tenured team with an average of 16 years of Aimco service. Paul Beldin John Bezzant Lisa Cohn Terry Considine Miles Cortez Steve Crane Matt Eilen EVP & EVP & EVP & Chairman & EVP & Real Estate Tax Property Operations Chief Financial Officer Chief Investment General Counsel CEO Chief Administrative 15 Years Finance 10 Years Officer 15 Years 43 Years Officer 8 Years 12 Years 16 Years Michael Englhard Patti Fielding Richard Hawthorne Kristina Howe Jennifer Johnson Keith Kimmel Stephanie Lambert Redevelopment EVP: Debt & Treasurer Redevelopment Property Operations Human Resources EVP Redevelopment Construction Services President: Construction Services Shared Services 13 Years Property Operations Finance 5 Years Aimco Investment Partners 10 Years 16 Years 16 Years 17 Years 21 Years Didi Meredith Leann Morein Kevin Mosher Susan Pickens Wes Powell Patti Shwayder Martin Sprang Lynn Stanfield Property Operations Compliance Property Operations IT Strategy EVP Government Relations Asset Quality & Finance & Tax West Operations 24 Years East Operations 23 Years Redevelopment & Communications Service 17 Years 12 Years 10 Years 14 Years 15 Years 12 Years 4

STRATEGIC OBJECTIVES Operational Excellence Redevelopment Portfolio Management Balance Sheet Focus on Customer Selection and Create Value by Repositioning Enhance Rent Growth and Limit Risk Through Balance Satisfaction to Produce Properties Within Existing Increase Long Term Capital Sheet Structure Predictable and Growing Free Portfolio and by Constructing Values Through Portfolio Cash Flow(1) New Properties Design • Employ low leverage, 35% of LTV(2) pro forma for the July • Lower resident turnover, 45.4% in • Invest up to 3% of GAV annually • Employ strategic capital transactions 2Q 2018, through careful customer allocation to emphasize land selection and emphasis on • Focus on location quality and value, location, and • Finance primarily with non- measured customer satisfaction excellence of design submarket selection recourse property debt, 94% o Median income of new residents of total leverage pro forma for in 2Q 2018 was over $100K for • Achieve Free Cash Flow IRRs of • Reduce revenue volatility by: the July transactions (3) the sixth consecutive quarter ~10% on current projects o Geographic o Customer satisfaction rating of diversification across 12 • Match long-lived investments >4 (out of 5) for over 4 years • Create lasting value for primary markets, and with long-dated leverage o Residents make a “Good- shareholders o Price point diversification Neighbor Commitment” o Current projects are expected ~50% "A" communities • Maintain a pool of to create value >35% of our and ~50% "B/C+" unencumbered properties • Produce predictable and growing investment communities with substantial value ($2.0B Free Cash Flow For the five years ended 2017, at 6/30/18) and ample unused o • YTD 2018 paired trade o Greater than 4% NOI growth, $1B of RD and Dev spend and available credit each year, from 2011-2017 created ~$400M of value activities have increased expected FCF IRR by 400 o 2Q18 peer leading SS NOI o For 2018, Aimco increased its • Maintain investment-grade margin of 74%, with more than expected Redevelopment bps rating 1000 bps expansion since 2011 spending to $160-200M Team and Culture Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success. (1) Free Cash Flow is calculated as net operating income or NOI, less capital replacement spending or CR. (2) Loan-to-value is calculated as the Aimco share of consolidated property debt to the corresponding property value. 5 (3) Following sales of the Asset Management portfolio and Chestnut Hill Village in July 2018, the $250M term loan and $220M revolver balance were repaid.

ECONOMIC INCOME While Adjusted Funds From Operations (“AFFO”) is Aimco’s primary measure of current financial performance, Aimco’s primary measure of long-term financial performance is Economic Income. • Economic Income reflects shareholder value creation as measured by: (Net Asset Value Δ) + (Cash Dividends) Net Asset Value = The market value of a company's assets less its liabilities and obligations • Net Asset Value is used by many investors in real estate companies because the value of company assets can be readily estimated, even for non-earning assets such as land or properties under development. It enhances comparability among companies that have differences in their accounting. It avoids distortions that can result from application of GAAP to investment properties and ownership structures. • Net Asset Value provides an objective basis for the perceived quality and predictability of future cash flows as well as their expected growth; as a result, Net Asset Value can be a valuable starting point for projecting future earnings. • Aimco publishes semi-annually its internal estimate of Net Asset Value. Aimco estimates are consistent with prices received in property sales which have totaled $3.8B since 2012 and have been completed at 109% of Aimco’s internal NAV. This includes the $590 million Asset Management Portfolio transaction which was sold $126 million above NAV. Aimco estimates were also confirmed when the seller of the new Philadelphia communities took partial payment in OP Units valued at $53 per share, in line with Aimco’s published NAV estimate at the time. • Since IPO, Aimco Economic Income has compounded annually at 14.1%, 40 bps ahead of peer average.(1) • Future Economic Income growth will be driven by increases in operating income, value creation from redevelopments and developments, and retained earnings. (1) Represents the compounded annual return assuming a) IPO share price, b) quarterly cash dividends when paid, c) stock dividends declared in 2007-2008 as though sold for cash, and d) NAV as of March 31, 2018. Source for peer NAVs: Green Street Advisors. Peer group consists of AVB, CPT, EQR, ESS, MAA, and UDR. 6

DEMOGRAPHIC TAILWINDS • The average age of an Aimco resident is 36, with 35% of Aimco residents between 25 and 34 years old and 25% between 35 and 44 years old. • By 2020, census projects the cohort of 25-34 year-olds to increase by almost 1M and the cohort between 35 and 44 to increase by almost 1.2M.(1) • Share of households renting among these two groups has been on the rise, with the propensity to rent among both 25-34 year-olds and 35-44 year- olds growing by 1,000 bps since 2007 to 72% and 51%, respectively.(1) • Home prices in Aimco target markets support the increase in renter households as it is more expensive to purchase a home in these markets than the national average.(2) (1) Soucre: U.S. Census Bureau (2) Aimco target markets include: Atlanta, Bay Area, Boston, Chicago, Denver, Greater New York, Greater Washington D.C., Los Angeles, Miami, Philadelphia, San Diego, and Seattle. Source: U.S. 7 Census data (2016), American Community Survey

PROPERTY OPERATIONS STRATEGY Focus on Customer Selection and Satisfaction to Produce Predictable and Growing Returns, as Measured by Free Cash Flow. • Aimco residents have an average credit rating of 710, 60 points or ~10% HIGHER than the national average for renters.(1) • Customer SATISFACTION has averaged more than 4 (out of 5) for over four years and averaged 4.23 in 2Q 2018. • Aimco resident RETENTION averaged 52%(2) over the five years ended 2Q 2018 and Aimco achieved renewal lease rent increases of at least 4.5% in each quarter during this same period. 2Q 2018 resident retention of 54.6% was an improvement of 260 bps from 2Q 2017. • Aimco expected 2018 five-year Same Store expense CAGR is LOWER than peer average(3) by 160 bps. • Aimco expected 2018 five-year Same Store NOI CAGR is AHEAD of peer average(3) by 10 bps. (1) National average data source: “What Credit Score Do You Need to Rent an Apartment?”, www.RENTCafe.com, November 27, 2017. RENTCafe is a sister company to Yardi. (2) Retention is calculated as the difference between 100% and turnover. 8 (3) Peer group consists of AVB, CPT, EQR, ESS, MAA, and UDR. Data Source: SNL Financial.

PREDICTABLE REVENUE GROWTH Aimco increased its 2018 Same Store revenue growth guidance to between 2.5% and 3.0%. • Earn-in from 2017 leasing activity contributes 1.2% to 2018 revenue growth. • 2018 blended lease rate increases and changes in occupancy contribute the balance. • YTD results are slightly ahead of the assumptions needed to meet the midpoint of prior full year guidance, resulting in an increase of 40 bps on the low end of the range and 15 bps at the midpoint. CHANGES IN SAME STORE RENTAL Full Year 1Q 2Q July YTD RATES(1) 2017 2018 2018 2018(2) Leases RENEWALS 4.6% 4.9% 4.8% 4.1% 4.7% NEW LEASES 0.6% 0.4% 1.9% 2.5% 1.6% WT. AVG. 2.5% 2.7% 3.4% 3.4% 3.2% AVERAGE DAILY OCCUPANCY 96.0% 96.3% 96.3% 96.0% 96.2% (“ADO”) • The primary variable to 2018 revenue growth guidance is average daily occupancy during 2H18. The midpoint is reached with 2H18 ADO of 96% and the high end is accomplished with 2H ADO of 96.4%. (1) Aimco measures changes in Same Store rental rates by comparing, on a lease-by-lease basis, the rate on a newly executed lease to the rate on the expiring lease for that same apartment. Newly executed leases are classified either as a new lease, where a vacant apartment is leased to a new customer, or as a renewal. (2) July leasing data is updated as of 7/31/2018, and is considered preliminary, actual results to be published with the 3Q 2018 Earnings Release may differ. 9

INNOVATION & PRODUCTIVITY • Focus on efficient, productive operations: Aimco uses Controllable Operating Expenses ("COE"), which are property level operating expenses before taxes, insurance, and utilities, as a measure of operating efficiency. o For the five years ending 2018, Aimco COE growth is expected to be 1.2%. o For the ten years ending 2018, Aimco COE growth is expected to be 0.1%. • Innovation is the foundation of Aimco cost control efforts. Innovative activities include: Same Store Expense Growth 2013 - 2018E o Redesign work: moving administrative tasks to the Shared Service Center reduces cost and allows site 120 CAGR (1) teams to focus on sales and service. 3.1% Peer Avg 115 o Standardize: reduce complexity, increase purchasing volume discounts. 110 1.5% Aimco o Invest: focus on total lifecycle costs by installing 1.2% Aimco COE more durable in-unit materials such as plank flooring 105 instead of carpet and granite countertops instead of 100 laminate. Leverage Technology: enhance customer 95 o 2013 2014 2015 2016 2017 2018E experience through website design and package lockers, meeting today’s customer preference for self-service. (1) In 2018, Aimco changed its presentation of revenue and expenses to reflect utilities costs net of amounts reimbursed by residents, which were previously included in revenue. Prior amounts have been revised to conform to this presentation. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA and UDR. Data Source: SNL Financial. 10

REDEVELOPMENT STRATEGY Create Value based on Quality of Location and Excellence of Design by Repositioning, Expanding, or Replacing Properties Within the Aimco Portfolio REDEVELOPMENT APPROACH • Own communities where land value is a high percentage of total value. Lower price-point communities with high land values support redevelopment and entitlement activities. • Provide predictable cash flows through excellence in property operations and incubate land value while it appreciates. • Where appropriate, re-entitle land in anticipation of adding future value. Entitlement requires little capital. • Redevelop properties when market conditions support accretive repositioning. • Execute projects in phases, to refine product offerings and to reduce risk. • Adjust pace and scope of redevelopment to match market acceptance and to reduce lease-up inventory risk. • Measure results by the rate and quality of returns. • Adhere to Aimco Risk Management policies: limit annual redevelopment spending to less than 3% of GAV, limit lease-up inventory risk, arrange in advance required capital funding, rely on the expertise and balance sheet of third party developers where indicated, and require unlevered returns that reflect risk acceptance. 11

REDEVELOPMENT VALUE CREATION CONSISTENT VALUE CREATION • Aimco has numerous opportunities within its portfolio for continuing value creation through redevelopment. Aimco also seeks acquisitions with characteristics that lead to opportunities for NAV creation through redevelopment. • Over the five years ended 2017, Aimco has redeveloped 16 properties and purchased six properties with opportunities for redevelopment. Additionally, Aimco completed the lease-up of three newly developed assets. • Redevelopment and development activities predictably results in value creation. o Over the five years ended 2017, Aimco invested $1B in redevelopment and development creating more than $400M of net asset value, averaging $80M, more than $0.50 per share, annually. • Current redevelopments under construction are on track to create value >35% of the new investment and to earn stabilized NOI yields approximately 160 bps above market cap rates. • In 2Q18, Aimco announced the next phase at the Anschutz Medical Campus, an $87M new apartment community adjacent to Aimco’s 21 Fitzsimons property, with ground breaking expected in 4Q18 and delivery scheduled for 2020. 12

WHAT'S NEXT FOR REDEVELOPMENT? REDEVELOPMENT PIPELINE • Aimco plans future starts to backfill its redevelopment pipeline. • In 2018, Aimco expects to spend $160M to $200M on redevelopment and development activities. DENVER MINNEAPOLIS Meadow Creek Calhoun Beach Club 21 Fitzsimons (Expanded Scope) (Additional Phases) CHICAGO 100 Forest Place Yorktown Apartments (Expansion) NEW YORK CITY BAY AREA East 88th & 2nd Ave 707 Leahy Preserve At Marin (Expansion) PHILADELPHIA Chestnut Hall GREATER LA Villas at Park La Brea GREATER HillCreste WASHINGTON, DC Foxchase Merrill House Shenandoah Crossing SAN DIEGO Bent Tree Mariner's Cove (New Acquisition) MIAMI Flamingo South Beach (Expanded Scope) Yacht Club at Brickell The menu shown above is representative of the communities whose redevelopment or development is being considered. Actual projects and their scope may differ materially from the above. 13

PORTFOLIO MANAGEMENT Enhance rent growth and increase long term capital values through portfolio design emphasizing land value as well as location and submarket selection while reducing revenue volatility by geographic and price point diversification. • Aimco portfolio design includes: o DIVERSIFICATION by geography and price point sufficient to moderate volatility and concentration risk, while focusing investment in higher rent-growth, higher-margin submarkets; and o Offering a product that ATTRACTS highly qualified residents with positive prospects for income growth and the ability and willingness to pay for high quality homes and service. • Aimco upgrades its portfolio through its capital allocation strategy based on a strict paired trade discipline with: o DISPOSITION of up to 10% of its portfolio annually, primarily from submarkets with lower revenue growth prospects; and o REINVESTMENT of disposition proceeds in communities with higher land value, higher expected rent growth, and higher projected free cash flow internal rates of return. 14

AIMCO’S PORTFOLIO TRANSFORMATION • On July 25th, 2018, Aimco closed the $590 million sale of its Asset Management business and Hunters Point affordable communities, the capstone to a multi-year strategy to exit the affordable housing business and concentrate capital investment into high quality, market rate communities. • Since 2011, when Aimco first announced the planned exit of its Affordable and Asset Management lines of business, Aimco has sold $4.2B of properties and reinvested the majority of the proceeds into higher quality properties with greater expected rent growth and higher FCF IRRs, while also significantly reducing Total Net Leverage. • Over this time period… o Total Net Leverage: $1.8B o Average revenue per home: 2x (2Q18 = $2,090) o SS NOI margin expansion: >1000 bps (2Q18 = 73.8%) • Since 2011, NAV per share has more than DOUBLED to $54/sh(1) and Aimco’s quality of earnings has significantly improved with the contribution to earnings from core real estate operations increasing from approximately 55% to almost 90%.(2) • In 2019, Aimco will have no contribution to earnings from the Asset Management business and is unlikely to recognize any historic tax credit income so that Aimco expects core real estate operations and related items to contribute >95% of its earnings.(3) (1) As of 1Q18. (2) Earnings outside of “core real estate operations” represents AFFO contribution from Low Income Historic Tax Credit (LIHTC) communities, Asset Management, and historic and other tax benefits. 15 (3) Aimco expects to receive $4 million in historic tax credits related to the construction at Park Towne Place in 2018, there are currently no projects in its pipeline generating historic tax credits in 2019.

2018 PAIRED TRADES In 2018, Aimco continued its portfolio enhancement by acquiring Bent Tree Apartments in Fairfax County, VA for $160M and agreeing to purchase an “A” quality portfolio of six Philadelphia area apartment communities for $445M. Aimco closed on the acquisition of four of the six properties with the fifth expected to close pending the transfer of the existing PILOT tax agreement, and the sixth closing upon completion of construction in 2019. Aimco completed the paired trade funding of these investments in July with the sale of its Asset Management business and four Affordable communities for $590M plus the sale for $170M of Chestnut Hill Village, an older asset in north suburban Philadelphia. • This trade is a good example of our choosing long-term value creation and free cash flow growth, even if there is some reduction in short-term earnings. o In fact, as shown in the table below, while the FCF and NOI yield for Sales to Fund Investment is elevated in year 1 from the contribution from the Asset Management business which results in short-term AFFO dilution, the AM contribution would eventually reduce to zero by 2025. Absent the contribution from the AM business, the yields are approximately 200 bps lower, resulting in a positive net variance on a FCF and NOI basis for the paired trade. Bent Tree Philadelphia Sales to Fund Investment Investment Investment Net Variance 10-Year Avg. Rent Growth Rate 4.5% 3.1% 3.3% +20 bps 10-Year FCF IRR 9.7% 7.9% 4.4% +400 bps PAIRED TRADE METRICS FCF Yield 5.1% 4.9% 6.6%(1) -160 bps NOI Yield 5.6% 5.3% 6.8%(1) -140 bps (1) Absent the contribution from the Asset Management business the yields are reduced by approximately 200 bps, resulting in a positive net variance. 16

PHILADELPHIA MARKET PROFILE Center City, Philadelphia is a market that Aimco knows well, and we have a positive view on its long-term prospects. • It is the fifth largest city in the United States by population and the Philadelphia MSA is also eighth largest in the nation in terms of GDP. • The education and medical sectors, or “eds and meds,” are at the foundation of Philadelphia’s stable economy, representing a solid resident base for our communities. • Philadelphia boasts a strong university system, including 90 institutions of higher education, with 19 colleges and universities in and around Greater Center City. • 1 in 6 doctors in the United States received some of their medical training in Philadelphia. • Center City holds 42% of all jobs in Philadelphia with unemployment of 2.9% as of 2017, compared to 4.1% nationally. Existing Aimco Portfolio 1 Chestnut Hill Village (sold July '18) Following the completion of the 2 Park Towne Place $445M, six-property Philadelphia 3 Chestnut Hall 4 The Sterling portfolio acquisition and the sale of 5 Riverloft Chestnut Hill Village, Aimco will have 10% of its gross asset value Acquired Portfolio invested in the Philadelphia market, 1 One Ardmore Place up from 8% at 1Q 2018, and 2 The Left Bank 3 Locust on the Park repositioned in more attractive 4 The Victor submarkets. 5 SouthStar Lofts 6 777 South Broad Source: US Census, BEA, MPF Research, Center City District & Central Philadelphia Development Corporation, BLS 17

CENTER CITY DEMOGRAPHICS Center City’s Population is Highly Educated Educational attainment levels for Center City residents rival that of Palo Alto, CA and Cambridge, MA Looking at the prime renter cohort of 25 to 34-year-olds, the educational attainment levels are even better. Source: Census, The American Community Survey 18

CENTER CITY RENT GROWTH • Center City has achieved a 15-year compound annual rent growth of 3.3%, placing it number four among Aimco’s 12 target markets, while current cap rates for Class A assets remain higher. • Its 10-year compound annual rent growth is 2.9% consistent with Boston, Chicago, and Miami at number five among Aimco’s 12 target markets. • Center City represents a steady-eddy market with consistent rent growth, similar to other gateway markets, with lower volatility. * Represents the midpoint of 2H 2017 cap rates for urban, stabilized class A properties in the market as provided by CBRE. Source: REIS, CBRE 19

PORTFOLIO DIVERSIFICATION • The benefit of a diversified portfolio is that some markets accelerate while other markets decelerate. These offsetting results mute the volatility of local building cycles. • Aimco has a concentration of communities in the coastal, gateway markets, with 57% of its asset value invested in the Los Angeles, Bay Area, Seattle, Boston, Washington, DC, and New York City areas. • Aimco investments in large markets such as Denver, Philadelphia, and Miami afford diversification and provide market rent growth rates similar to or greater than New York City, Boston, and Washington, DC. Geographic Diversification(1) (% Real Estate GAV) SEATTLE, 1% CHICAGO, 6% BOSTON, 10% DENVER, 4% NEW YORK, 4% BAY AREA, 12% PHILADELPHIA, 10% LOS ANGELES, 21% WASHINGTON, DC, 9% ATLANTA, 2% SAN DIEGO, 6% MIAMI, 9% (1) Represents expected Aimco portfolio in target markets on a pro forma basis giving effect to the transactions announced in April 2018, of which a portion closed in July 20 2018. Non-target markets account for 6% of Aimco GAV.

PORTFOLIO DIVERSIFICATION • Price point diversification and submarket location provide insulation from local new supply and contribute to stable revenue growth. • Aimco analyzes and grades its portfolio of communities based on rents earned as a percentage of local market rent. Aimco further refines this grading by comparing the property rent level to its submarket average. • Where there is new supply, it is typically delivered at the highest rents in the market, putting competitive pressure primarily on existing high-rent “A” communities. • A community that grades as an “A” in the overall market may be located in a superior submarket with rents so much above the overall market that the same community grades as a “B” in that submarket and is thus somewhat protected from the impacts of new supply. (1) Aimco defines apartment community quality as follows: “A” quality communities are those earning rents greater than 125% of local market/submarket average; “B” quality communities are those earning rents 90% to 125% of local market/submarket average; “C+” quality communities are those earning rents less than 90% of local market average, and earning rents greater than $1,100 per month; and “C” quality communities are those earning rents less than 90% of local market average and earning rents less than $1,100 per month. The charts above illustrate Aimco’s 2Q 2018 portfolio. 21

AIMCO EXPOSURE TO NEW SUPPLY • As a result of diversification, Aimco exposure to competitive new supply is primarily limited to its “A” price point communities in submarkets with projected completions of more than 2% of existing stock during 2018 … or approximately 23% of Aimco GAV. • This exposure is mitigated in some submarkets, where the rate of job growth is greater than the rate of supply growth and in other submarkets, where Aimco’s “A” rents are substantially lower than the rents charged by new supply. Aimco Supply Exposure Factors Mitigating Impact of New Supply % Aimco GAV Invested in 2018 Completions New Jobs "A" Submarket Graded as a % of per Unit (1) MARKET: Submarket(s) Communities Existing Stock Completed(2) Aimco Specific Factors LOS ANGELES: Mid-Wilshire 8.5% 2.1% 4 Aimco rents are ~85% of new supply rents.(3) Aimco redevelopment lease-ups at Sterling and Park Towne PHILADELPHIA: Center City 6.2% 4.6% 9 Place have been successful at leasing >1,300 apartment homes over the past four years. Property operations YTD are consistent with 2018 expectations; BAY AREA: San Mateo 2.8% 3.3% 6 new jobs data suggests supply could be absorbed. Aimco rents are ~85% of new supply rents in Littleton; location in DENVER: Littleton, North Aurora 1.7% 2.5% 2 North Aurora (Anschutz Medical Campus) is insulated from new supply.(3) Supply pressure could exist, however new jobs data suggests CHICAGO: Southeast and Central DuPage County 1.3% 2.2% 5 supply should be absorbed. Redeveloped units at Calhoun could experience supply pressure. MINNEAPOLIS: Uptown 0.9% 4.0% 6 One advantage of redevelopment is that it can be deferred until new supply pressure has eased. GREATER NEW YORK: Bergen County, NJ 0.9% 2.1% 1 Aimco rents are ~90% of new supply rents.(3) Aimco rents are ~90% of new supply rents.(3) In Midtown, ATLANTA: Buckhead, Midtown 0.6% 7.1% 5 deliveries are expected to be down from 2017. NASHVILLE: West Nashville 0.4% 6.7% 4 Aimco rents are ~70% of new supply rents.(3) (1) Based on submarket data for deliveries in 2018 as a percentage of beginning of year stock as of 2Q 2018, available from MPF Research. (2) Employment figures are based on market data as reported by Green Street Advisors (June 2018). As a rule of thumb, at least five new jobs are necessary to absorb one unit. (3) Aimco rents are measured against per square foot rents of new buildings within a three mile radius of the Aimco community. Construction and lease-up data as reported by 22 AxioMetrics as of 1Q 2018.

HIGH QUALITY BALANCE SHEET Aimco limits risk through balance sheet structure, employing low leverage, primarily non-recourse and long-dated property debt, and builds financial flexibility by maintaining ample unused and available credit as well as a pool of properties with substantial value unencumbered by property debt. Unencumbered Pool Value: $ Billion GROWING2.0 TO $ BY YE’18 2.4B Standard & Poor’s Investment Grade Ratings Services Refunding risk is lower than total leverage due to principal amortization Credit Ratings Fitch Ratings paid from retained earnings, and because Aimco’s perpetual preferred equity is not subject to mandatory refunding. 2018 Activity 23

TEAM AND CULTURE Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success. TEAM ENGAGEMENT • Out of hundreds of participating companies, Aimco is one of only eight recognized as a "Top Place to Work" in Colorado for each of the past six years. • For the past five years, Aimco team engagement scores, on a 1 to 5 scale, have averaged better than 4. TALENT AND SUCCESSION PLANNING • In 2017, Aimco invested $2.1M in team member training and development. • Aimco has a policy preferring promotion from within and maintains a talent pipeline for every executive officer position, including the CEO. • Aimco maintains a forward-looking approach to succession. Positions are filled considering the business strategy and needs at the time of a vacancy and the candidates’ skills, experience, expertise, leadership, and fit. • The Aimco Board of Directors participates actively in succession planning and reviews in detail the executive talent pipeline and candidate development progress at least once a year. Further, the Board engages directly and regularly with executive officers and the candidates for their succession. 24

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) STOCKHOLDER OUTREACH • We regularly engage on ESG matters with stockholders holding approximately 2/3 of our outstanding shares. • In response to input gathered through this engagement, Aimco has: o Enhanced its ESG Disclosure o Included a Matrix of Director Qualifications and Expertise in our Proxy o Expanded its Disclosure on Management Succession o Added More Graphical Disclosure in our Proxy o Adopted Proxy Access o Overhauled our LTI Program o Replaced Single Trigger Change in Control Provisions with Double Trigger Change in Control Provisions o Adopted a Clawback Policy o Committed to no Excise Tax Gross-Ups BOARD REFRESHMENT & COMPOSITION • Aimco remains focused on a talented and engaged Board, including its regular refreshment. INDEPENDENT DIRECTORS RECENTLY ADDED TO HONORED IN 2017 FOR BOARD COMPOSITION OUR BOARD: • Ann Sperling, 2018 • Nina Tran, 2016 • Kathleen Nelson, 2010 DECLASSIFIED BOARD The biennial Breakfast of Corporate Champions salutes • All Aimco directors have always been elected annually . Fortune 1000 and S&P 500 Companies with at least 25% of board seats held by women. 25

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) COMMITMENT TO COMMUNITY COMMITMENT TO CONSERVATION Team members turn their passion for community In 2017, Aimco invested strategically $4.5M in energy service into action through Aimco Cares, which gives conservation. Over the last ten years, Aimco has teammates 15 paid hours each year to apply to achieved: volunteer activities of their choosing. In 2017: 8,840,044 796,233,615 5,964 Therms of natural gas Gallons of water saved conserved through efficiency Hours volunteered by team members through Aimco Cares 137 Aimco Cares volunteer events 150 189,866,952 157,697 Nonprofits served kWh of electricity saved Metric tons of through through efficient fixtures greenhouse gas volunteerism and emissions eliminated donations $530,000 Raised through Aimco Cares Charity Golf Classic benefitting patriotic causes and providing scholarships for students in affordable housing 26

WHY INVEST IN AIMCO? • Best-in-Class Operations: Driving lower resident turnover and revenue growth through intentional focus on customer selection and satisfaction. • Paired Trade Capital Allocation Discipline: Through acquisitions, redevelopment, and development, Aimco adheres to a disciplined capital allocation strategy via paired trades. • Over the past two years, even in a fully priced market, Aimco announced $1.4B of opportunistic acquisitions in which Aimco had a unique “advantage” that provided for value creation. o Indigo, Palazzo (reacquisition of 47% interest from JV partner), Bent Tree Apartments, and Philadelphia portfolio • Aimco invests up to 3% of its GAV annually in repositioning existing properties and constructing new ones, adding on average, $0.40 to Net Asset Value for every dollar invested in the last 5 years, and at FCF IRRs of ~10%. • Aimco funds these investments by selling properties with lower land value and growth prospects. • Geographically Diversified: Targeting 12 of the largest markets in the nation, including the only publicly traded apartment REIT with significant investments in Philadelphia and Chicago, and one of only two with investment in Miami. • Secure and Flexible Balance Sheet: Aimco is the only REIT in its peer group that uses primarily safe, non-recourse, property level financing. Aimco maintains an investment grade rating as confirmation of the safety of its balance sheet. 27

FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2018 results, including but not limited to: Pro forma FFO and selected components thereof; AFFO; Aimco redevelopment and development investments and projected value creation from such investments; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco’s ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to Aimco redevelopments and developments; and Aimco’s ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco’s control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets’ financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that earnings may not be sufficient to maintain compliance with debt covenants; • Insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2017, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, some of which are measures not defined under accounting principles generally accepted in the United States, or GAAP. These measures are defined in the Glossary and Reconciliations of Non-GAAP Financial and Operating Measures included in Aimco’s Second Quarter 2018 Earnings Release dated August 2, 2018. 28